UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2019

HQDA ELDERLY LIFE NETWORK CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-119823	98-1225287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8780 Valley Blvd., Suite J, Rosemead, California	91770
(Address of principal executive offices)	(Zip Code)

626-703-4228

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01 CHANGES IN REGISTRANT’ S CERTIFYING ACCOUNTANT

(a) On February 13, 2019, the board of directors of HQDA Elderly Life Network Corp. (the “Company”) mutually agreed with Total Asia Associates PLT. Kuala Lumpur (“Total”), its present independent registered public accountants, to accept their resignation as the Company’s auditors for the year ended June 30, 2018. They were engaged on January 8, 2019 and had not yet started any accounting work. After amicable discussions with Total it was mutually agreed that auditors closer to the Company’s corporate office would probably be more efficient at this time. Total never issued any financial statements during the past five weeks and the Company never had any disagreements with Total on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Total, would have caused Total to make reference to the matter in any report on the Company’s financial statements during that almost five week period.

The Company provided Total with a copy of the disclosures in the preceding paragraph and requested in writing that Total furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Total provided a letter, dated February 13, 2019, which is included as exhibit 16.1 to this Current Report on Form 8-K.

On February 13, 2019, the Company, based on the decision of its board of directors, approved the engagement of Simon & Edward, LLP, an independent member of BDO Alliance USA, located in Los Angeles county, California (“S&E”) to serve as the Company’s independent registered public accounting firm, commencing February 13, 2019.

During the fiscal year ended June 30, 2018 and through the date of the board of directors’ decision, the Company did not consult S&E with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from Total Asia Associates PLT dated February 13, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HQDA Elderly Life Network Corp.

Dated: February 13, 2019	By:	/s/ Jimmy Zhou
Jimmy Zhou
Chief Financial Officer

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